Propanc Biopharma Receives Allowance of Key Patent Application in the EU

Patent covers a pharmaceutical composition for treating cancer comprising trypsinogen and chymotrypsinogen within the European Union

MELBOURNE, AUSTRALIA, February 20, 2018— Propanc Biopharma Inc. (OTCQB: PPCB) (“Propanc Biopharma” or the “Company”), a clinical stage biopharmaceutical company focusing on development of new and proprietary treatments for cancer patients suffering from solid tumors such as pancreatic, ovarian and colorectal cancers, today announced allowance of a key patent application from the European Patent Office (EPO) covering a pharmaceutical composition for treating cancer comprising trypsinogen and chymotrypsinogen within the European Union. The allowed patent application is the first approval for the Company in the EU, which protects the Company’s lead product candidate, PRP, a solution for once-daily intravenous administration of a combination of two pancreatic proenzymes trypsinogen and chymotrypsinogen.

“We continue to make significant progress with respect to building our intellectual property portfolio, which is an important cornerstone for biotech companies like ours,” said James Nathanielsz, Propanc Biopharma’s Chief Executive Officer. “In addition to our lead patent application, we also have three patents entering national phase this year and another patent application currently under preparation. It is a promising sign that we are advancing a world class portfolio covering a new therapeutic approach using pancreatic proenzymes for the treatment and prevention of metastatic cancer from solid tumors.”

Currently progressing towards a First-In-Human study, PRP aims to prevent tumor recurrence and metastasis from solid tumors. Eighty percent of all cancers are solid tumors and metastasis is the main cause of patient death from cancer. According to the World Health Organization, 8.2 million people died from cancer in 2012. Consequently, a report by IMS Health states innovative therapies are driving the global oncology market to meet demand, which is expected to reach $150 billion by 2020. The Company’s initial target patient populations are pancreatic, ovarian and colorectal cancers, representing an estimated combined market segment of $14 billion in 2020, according to GBI Research.

To view Propanc Biopharma’s “Mechanism of Action” video on anti-cancer product candidate, PRP, please click on the following link: http://www.propanc.com/news-media/video

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About Propanc Biopharma:

Propanc Biopharma is a clinical stage biopharmaceutical company developing new cancer treatments initially for patients suffering from pancreatic, ovarian and colorectal cancers. We have developed a formulation of anti-cancer compounds, which exert a number of effects designed to control or prevent tumors from recurring and spreading throughout the body. Our products involve or employ pancreatic proenzymes, which are inactive precursors of enzymes. In the near term, we intend to target patients with limited remaining therapeutic options for the treatment of solid tumors. In future, we intend to develop our lead product to treat (i) early stage cancer and (ii) pre-cancerous diseases and (iii) as a preventative measure for patients at risk of developing cancer based on genetic screening. For more information, visit: www.propanc.com.

Forward-Looking Statements:

All statements other than statements of historical fact contained herein are “forward-looking statements” for purposes of federal and state securities laws. Forward-looking statements may include the words “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “plan” or “anticipate” and other similar words. Although we believe that the expectations reflected in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties including those regarding our earnings, revenues and financial condition, our ability to implement our plans, strategies and objectives for future operations, our ability to execute on proposed new products, services or development thereof, our ability to establish and maintain the proprietary nature of our technology through the patent process, our ability to license from others patents and patent applications, if necessary, to develop certain products, our ability to implement our long range business plan for various applications of our technology, our ability to enter into agreements with any necessary manufacturing, marketing and/or distribution partners for purposes of commercialization, the results of our clinical research and development, competition in the industry in which we operate, overall market conditions, and any statements or assumptions underlying any of the foregoing. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected may be described from time to time in reports we file with the Securities and Exchange Commission, including our reports on Forms 10-K, 10-Q and 8-K. We do not intend, and undertake no obligation, to update any forward-looking statement contained herein, except as required by law.

Media Contact:

Parker Mitchell

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